SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) April 21, 2010

THE BEARD COMPANY
(Exact name of registrant as specified in its charter)

Oklahoma	001-12396	73-0970298
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harvey Parkway
301 N.W. 63rd Street, Suite 400
Oklahoma City, Oklahoma                    73116
(Address of principal executive offices)   (Zip Code)

(405) 842-2333
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report:

Item 2.02  Results of Operations and Financial Condition.

On April 19, 2010, the Company issued a press release reporting its financial results for the fiscal year ended December 31, 2009. Comparative balance sheets as of December 31, 2009 and December 31, 2008 were included with the report, together with a schedule showing comparative results of operations for the fourth quarter and year ended December 31, 2009 with the comparable 2008 periods. A copy of the press release is attached as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed with this Form 8-K and are identified by the numbers indicated.

Exhibit No.	Description

99.1	Press Release dated April 19, 2010 re fiscal year 2009 financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BEARD COMPANY

/s/ Herb Mee, Jr.
Herb Mee, Jr., President
April 21, 2010

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

99.1	Press Release dated April 19, 2010 re fiscal year 2009 financial results.	Filed herewith electronically